システムレンタル契約書

賃貸人AIS Japan, Inc.（以下「AIS Japan」という。）と賃借人Trend rich global limited（以下「Trend rich」という。）とは，AIS Japan所有に係る別紙記載の各システム（以下「本件システム」という。）に関し，次のとおり賃貸借契約を締結する。

第１条（目的）

AIS Japanは，Trend richに対し，本件システムを，本契約による約定に基づき賃貸し，Trend richはこれを借り受ける。

第２条（引渡し）

　１　AIS Japanは，Trend richに対し，２０１８年４月1日，本件システムを，その作動状態を確認のうえ引き渡す。

　２　Trend richは，設置された本件システムについて直ちにTrend richの負担において検査を行い，瑕疵のないことを確認したときは，借入日を記載した物件借受証をAIS Japanに発行する。

３ 前項の借受証が発行されたとき，又は本件システム引渡後５日を経過しても瑕疵ある旨の通知がないときは，本件システムが検査に合格したものとみなす。

第３条（期間）

　１　賃貸期間は，Trend richが本件システムの引渡しを受けたときから，１年とする。ただし，期間満了の１か月前までに，当事者いずれかが更新しない旨の意思表示を相手方にしないときは，更に同一条件で本契約を更新することとする。

　２　Trend richは，本契約期間中，本契約を解約することができない。ただし，本契約が更新された後については，１か月前に書面で通知することにより解約することができる。

第４条（賃料）

　１　Trend richは，AIS Japanに対し，次の各料金（以下，総称して「本件システム利用料」という。）を支払う。

　　　　契 約 金　　無し

基本料金 ８，０００米ドル

　　　　累進料金　　Trend richが本件システム上に保有するユーザーアカウント数に応じて，１件あたり１米ドル

２ 本件システム利用料は，毎月末日締め，翌月末日払いとする。

第５条（修繕）

　１　本件システムに故障又は破損その他修繕の必要が生じた場合，Trend richはAIS Japanに対し，遅滞なくその旨を連絡しなければならない。

　２　前項の連絡を受けた場合，AIS Japanは，速やかにこれを修補しなければならない。

　３　前項の修補費用は，すべてAIS Japanの負担とする。ただし，修繕の必要を生じた理由がTrend richの責めに帰すべき事由による場合は，Trend richの負担とする。

第６条（譲渡又は転貸の禁止）

　　　Trend richは，AIS Japanの承諾なく，本件システム賃借権を他人に譲渡し，本件システムを転貸し，又は他人に本件システムを利用させてはならない。

第７条（返還）

　　　Trend richは，本契約が終了したときは，AIS Japanが指示する方法により本件システムを返還しなければならない。

第８条（期限の利益の喪失）

　　Trend richについて次のいずれかの事由が生じたときは，AIS Japanは，何らの通知，催告なくしてその期限の利益を喪失させ，支払いを受けるべき全額について支払請求をすることができる。

（１）第４条に定める本件システム利用料の支払を怠ったとき
（２）差押，仮差押，仮処分，強制執行，担保権の実行としての競売，租税滞納処分その他これらに準じる手続が開始されたとき
（３）破産，民事再生，会社更生又は特別清算の手続開始等の申立がなされたとき
（４）その他，資産，信用または支払能力に重大な変更を生じたとき

第９条（契約の解除）

　　　AIS Japan又はTrend richは，相手方が本契約に定める義務を履行しないときは，相当期間を定めた催告のうえ，本契約を解除することができる。

第10条（損害賠償）

AIS Japan又はTrend richは，本契約を解除され，または本契約に定める義務に違反したことにより，相手方に損害を与えたときは，その損害の全て（弁護士費用及びその他の実費を含む。）を賠償しなければならない。

第11条（完全合意）

本契約書は，本契約の対象事項についての当事者間の合意事項の全てを含んでおり，書面若しくは口頭を問わず，本契約と同時又はそれ以前の本契約の対象事項についての当事者間のすべての合意又は了解事項にとって代わるものとする。

第12条（準拠法）

本契約は，日本法に準拠し，同法に従って解釈される。

第13条（紛争解決）

本契約から生じるあらゆる紛争は専ら日本の名古屋地方裁判所で解決される。また，当事者は，名古屋地方裁判所の専属的管轄権に服することに合意する。

２０１８年４月１日

　　　　　　　　　AIS Japan, Inc.

　　　　　　　　　愛知県名古屋市南区呼続2-18-9

　　　　　　　　　代表取締役：阿部 剛大

　　　　　　　　　Trend rich global limited.

　　　　　　　　　Wickhams Cay Ⅱ, Road Town, Tortola, VG1110, British 　　　　　　　　Virgin Islands

　　　　　　　　　Director： Aroldo = Ruthstrom

（別紙）

システム名：暗号通貨取引所システム

仕　　　様：

①	ユーザーシステム

▪ 仮想通貨ウォレット

▪ 送受金

▪ 取引注文

▪ 取引履歴、入出金ステータス

▪ KYC

▪ 2段階認証

▪ アフィリエイトシステム

②	管理者システム

▪ 手数料管理

▪ 取引管理

▪ ユーザ管理

▪ 通貨管理

▪ アフィリエイト管理

③      サーバー

◆サーバースペック

サーバーのスペックは図1サーバスペック表の右列、PINNACLEとする。

MANAGED VPS HOSTING WITH ROOT ACCESS COMPARISON

	POWER+	PRESTIGE+	PINNACLE+
	Starting at $ 32.99 USD monthly was $49.99 BUY IT	Starting at $ 46.19 USD monthly was $69.99 BUY IT	Starting at $ 65.99 USD monthly was $99.99 BUY IT
Plan Resources			
RAM	4 GB	6 GB	8 GB
RAID-10 Storage	75 GB	100 GB	150 GB
Transfer	2 TB	3 TB	4 TB
Turbo Boost - Learn More • Up To 20X Faster Page Loads • Speed Enhanced Apache-Compatible Replacement • Faster & More Efficient Connections	**$14.52**/mo	**$14.52**/mo	**$14.52**/mo
Turbo Boost + Turbo Cache (Page Level Caching)	**$19.80**/mo	**$19.80**/mo	**$19.80**/mo
Solid State Drive Speed Boost (Complete SSD Solution - Your Files, OS & Database)	FREE	FREE	FREE
Dedicated IPs	2	2	2
vCPUs	4	6	8
Free SSL Certificate (HTTPS via Let's Encrypt)	✓	✓	✓
High Speed SwiftServer Features			
Powered By APC/OPcache	FREE	FREE	FREE
Powered By Memcached	FREE	FREE	FREE
Server Location Options: • USA-Michigan • USA-Arizona • Europe-Amsterdam • Asia-Singapore	✓	✓	✓
CloudFlare Free CDN (Avg. 200% Faster Page Load)	Available w/o Root	Available w/o Root	Available w/o Root
CloudFlare Firewall Option - Faster Speeds & Enhanced Security	Available	Available	Available
Railgun Optimizer (Up To 143% Faster HTML Load Times!)	✗	✗	✗
HTTP/2	Turbo	Turbo	Turbo
SPDY	Turbo	Turbo	Turbo
Edge Side Includes (ESI)	Turbo	Turbo	Turbo
Easy Websocket Proxy Configuration	Turbo	Turbo	Turbo
Free New Relic Server Monitoring Setup	✓	✓	✓
Free mod_pagespeed Setup	✓	✓	✓
Exclusive Managed Hosting Features			
Server Rewind File Backups	Available w/o Root	Available w/o Root	Available w/o Root
Perpetual Security	✓	✓	✓
Hassle-Free Anytime Money Back Guarantee	✓	✓	✓
FutureServe Green Hosting	✓	✓	✓
24/7/365 Guru Crew Support	✓	✓	✓
Priority Support Available	✓	✓	✓
We'll Migrate Your Site! - Learn More!	FREE	FREE	FREE
5-Star Average - 23500+ Third Party Verified Reviews	✓	✓	✓
BBB Accredited Business - A+ Rated	✓	✓	✓
99.9% Uptime Commitment (Ultra-Reliable Hosting)	✓	✓	✓

Full HostGuard Management			
100% Worry-Free Hosting	✓	✓	✓
KernelCare Daily, Automatic & Rebootless Kernel Updates	✓	✓	✓
Smart System Notifier	✓	✓	✓
Seamless Package Upgrade	✓	✓	✓
Installation/Upgrades for Core Software (Apache, MySQL, PHP)	✓	✓	✓
Security Patches	✓	✓	✓
Control Panel Updates	✓	✓	✓
Best Managed Hosting Environment			
cPanel Control Panel	✓	✓	✓
WHM Access (For Resellers)	FREE	FREE	FREE
Softaculous Free (Auto Setup PrestaShop, SMF & More)	✓	✓	✓
Softaculous Premium (Auto WordPress, Drupal & Joomla Setup)	**$1.98**/mo	**$1.98**/mo	**$1.98**/mo
Boot Shutdown & Reboot Control	✓	✓	✓
Root Access	✓	✓	✓
Ultra-Reliable Hosting			
Expertly Tuned Servers	✓	✓	✓
24/7 Network Monitoring	✓	✓	✓
Quadruple Redundant Network	✓	✓	✓
Redundant Power (UPS/Diesel Generator)	✓	✓	✓
99.9% Uptime Commitment (Ultra-Reliable Hosting)	✓	✓	✓
Domains			
Websites	UNLIMITED	UNLIMITED	UNLIMITED
Subdomains	UNLIMITED	UNLIMITED	UNLIMITED
Parked Domain	UNLIMITED	UNLIMITED	UNLIMITED
Addon Domains	UNLIMITED	UNLIMITED	UNLIMITED
Developer Features			
PHP 5.5, 5.6, 7.0, 7.1 or 7.2	✓	✓	✓
MySQL 5.6	✓	✓	✓
Apache 2.2	✓	✓	✓
PERL 5.10	✓	✓	✓
Python v2.6, 2.7 or 3.2	✓	✓	✓
Ruby 1.8	✓	✓	✓
PostgreSQL 9.6	✓	✓	✓
Pre-Installed phpMyAdmin & phpPgAdmin	✓	✓	✓
SSH Access & Rsync	✓	✓	✓
Git, CVS, Subversion & Mercurial	✓	✓	✓
FTP / FTPS	✓	✓	✓
CloudFlare Free CDN (Avg. 200% Faster Page Load)	Available w/o Root	Available w/o Root	Available w/o Root
Email - Included FREE With Hosting Account!			
Email Addresses (Included Free!)	UNLIMITED	UNLIMITED	UNLIMITED
Webmail (Horde, Squirrelmail & RoundCube)	✓	✓	✓
POP3 / POP3-SSL	✓	✓	✓
IMAP / IMAP-SSL	✓	✓	✓
SMTP / SMTP-SSL	✓	✓	✓
Spam Protection	✓	✓	✓
LiteSpeed Cache Plugins For Faster Application Speed			
WordPress LiteSpeed Cache	Turbo	Turbo	Turbo
Magento LiteSpeed Cache (LiteMage)	Turbo	Turbo	Turbo

図1 サーバースペック表